UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

March 5, 2012

DJO Finance LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142188	20-5653965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1430 Decision Street

Vista, CA 92081

(760) 727-1280

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 7.01. Regulation FD Disclosure

DJO Finance LLC today announced that it intends to seek amendments to its $943.0 million senior secured credit facilities to address near-term maturities and certain other matters. The proposed amendments will, among other things, consist of (i) an extension of the maturity date of a portion of the term loans currently outstanding under its senior secured credit facilities, (ii) permitting the issuance of a new $300.0 million term loan facility under its senior secured credit facilities to refinance a portion of the term loans currently outstanding under its senior secured credit facilities and (iii) the replacement of the existing revolving credit facility currently outstanding under its senior secured credit facilities with a new $100.0 million five year revolving credit facility under its senior secured credit facilities. DJO Finance LLC intends to use the proceeds of the $300.0 million new term loan facility to refinance a portion of the term loans currently outstanding under its senior secured credit facilities and to pay fees and expenses related to the amendments and refinancings.

The effectiveness of the amendments is subject to certain conditions, including, among other things, obtaining the consent of existing lenders holding a majority of the commitments and loans currently outstanding under the senior secured credit facilities.

In addition, DJO Finance LLC announced that it will seek to raise $230.0 million of senior secured second priority indebtedness, the proceeds of which will be used to repurchase $210.0 million aggregate principal amount of the 10.875% Senior Notes due 2014 and pay fees and expenses related to the refinancing.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and are intended to be covered by the safe harbors created thereby. To the extent that such statements are not recitations of historical fact, such statements constitute forward-looking statements that, by definition, involve risks and uncertainties. In any forward-looking statement where the registrant expresses an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and is believed to have a reasonable basis, but there can be no assurance that such future results or events expressed by the statement of expectation or belief will be achieved or accomplished. The registrant’s actual results, performance, or achievements could differ materially from those expressed in, or implied by, forward-looking statements. The events anticipated by forward-looking statements may not occur or, if any of them do, the registrant cannot predict what impact they will have on its results of operations and financial condition. The registrant undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

DJO FINANCE LLC

Date: March 5, 2012	By:	/s/ Vickie L. Capps
	Name:	Vickie L. Capps
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

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